FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2016
Derivative Instruments and Hedging Activities Disclosure [Abstract]
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

Interest rate risk management

In certain situations, we may enter into financial instruments to reduce the risk associated with fluctuations in interest rates. We have entered into swaps that convert floating rate interest obligations to fixed rates, which from an economic perspective hedge the interest rate exposure. Certain interest rate swap agreements qualify and are designated for accounting purposes as cash flow hedges. We do not hold or issue instruments for speculative or trading purposes. The counterparties to such contracts are major banking and financial institutions. Credit risk exists to the extent that the counterparties are unable to perform under the contracts; however, we do not anticipate non-performance by any of our counterparties.

We manage our debt and capital lease portfolio with interest rate swap agreements in U.S. dollars to achieve an overall desired position of fixed and floating interest rates. We hedge account for certain of our interest rate swap arrangements designated as cash flow hedges. Accordingly, the net gains and losses have been reported in a separate component of accumulated other comprehensive income to the extent the hedges are effective. The amount recorded in accumulated other comprehensive income will subsequently be reclassified into earnings, within interest expense, in the same period as the hedged items affect earnings.

We have entered into the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR:

Instrument (in thousands of $)	Year Ended	Notional Amount	Maturity Dates			Fixed Interest Rate
Interest rate swaps:
Receiving floating, pay fixed	December 31, 2016	1,131,746	2018	to	2023	1.07%	to	2.44%
Receiving floating, pay fixed	December 31, 2015	863,184	2018	to	2022	1.07%	to	2.96%

During the year ended December 31, 2016, we entered into new interest rate swaps with a notional value of $400 million, terminated swaps with a notional value of $100 million and restructured swaps with a notional value of $200 million.

During the year ended December 31, 2015, we entered into new interest rate swaps with a notional value of $350 million and had interest rate swaps with a notional value of $345.0 million expired during the year.

As of December 31, 2016 and 2015, the notional principal amount of the debt and capital lease obligations outstanding subject to such swap agreements was $1,131.7 million and $863.2 million, respectively.

The effect of cash flow hedging relationships relating to interest rate swap agreements on the statements of operations is as follows:

Derivatives designated as hedging instruments		Effective portion gain/ (loss) reclassified from Accumulated Other Comprehensive Loss			Ineffective Portion
(in thousands of $)	Location	2016	2015	2014	2016	2015	2014
Interest rate swaps	Other financial items, net	(409)	2,533	(1,339)	(639)	411	(1,210)

The effect of cash flow hedging relationships relating to interest rate swap agreements excluding the cross currency interest rate swap on the statements of other comprehensive income is as follows:

Derivatives designated as hedging instruments	Amount of gain/ (loss) recognized in OCI on derivative (effective portion)
(in thousands of $)	2016	2015	2014
Interest rate swaps	147	(174)	492

As of December 31, 2016 and 2015, our accumulated other comprehensive income included $0.1 million and $0.6 million of unrealized losses, respectively, on interest rate swap agreements excluding the cross currency interest rate swap designated as cash flow hedges.

The amounts reclassified from accumulated other comprehensive income (loss) to “Other financial items, net” for the years ended December 31, 2016, 2015 and 2014, were a $0.4 million loss, a $2.5 million gain and a $1.3 million loss, respectively.

As of December 31, 2016, we do not expect any material amounts to be reclassified from accumulated other comprehensive income to earnings during the next twelve months.

Foreign currency risk

For the periods reported, the majority of our vessels’ gross earnings were receivable in U.S. dollars and the majority of our transactions, assets and liabilities were denominated in U.S. dollars, our functional currency. However, we incur expenditures in other currencies. Our capital lease obligation and related restricted cash deposit are denominated in Pound Sterling. There is a risk that currency fluctuations will have a negative effect on the value of our cash flows.

A net foreign exchange gain of $0.9 million, $0.5 million and $0.7 million arose in the years ended December 31, 2016, 2015 and 2014, respectively. The net foreign exchange gain of $0.9 million arose in the year ended December 31, 2016 was as a result of the $0.9 million gain (2015: $0.5 million gain) on the retranslation of our capital lease obligations and the cash deposits securing those obligations.

As of December 31, 2016, and 2015 we had no foreign currency forward contracts.

Cross currency interest rate swap

As of December 31, 2016 and 2015, the details of our cross currency interest rate swap are as follows:

	Interest rate element		Currency element
			Notional Amount			Average forward rate USD foreign currency
Instrument (in thousands)	Notional Amount	Fixed Interest Rate	Receiving in Norwegian Kroner	Pay in USD	Maturity Date
Cross currency interest rate swap	227,193	6.485%	1,300,000	227,193	2017	5.722

As described in note 21, in 2012 we issued NOK denominated senior unsecured bonds (High-Yield Bonds). In order to hedge our exposure, we entered into a non-amortizing cross currency interest rate swap agreement. The swap hedges both the full redemption amount of the NOK obligation and the related quarterly interest payments. We designated the cross currency interest rate swap as a cash flow hedge. Accordingly, the net gain/(loss) recognized in accumulated other comprehensive income is as follows:

Derivatives designated as hedging instruments	Amount of gain (loss) recognized in OCI on derivative (effective portion)
(in thousands of $)	2016	2015	2014
Cross currency interest rate swap	4,116	(4,933)	(184)

As of December 31, 2016 and 2015, our accumulated other comprehensive income included $5.0 million and $9.1 million of unrealized losses, respectively, on the cross currency interest rate swap designated as a cash flow hedge. There has been no ineffectiveness in any of the years presented.

The cross currency interest rate swap will mature in 2017. Accordingly the amount recorded in accumulated other comprehensive income of $5.0 million will be reclassified to earnings in 2017.

The cross currency interest rate swap has a credit support arrangement that requires us to provide cash collateral in the event that the market valuation of the swap drops below a certain level. Valuation of the swap has fallen below this level and cash collateral amounting to $32.4 million has been provided as of December 31, 2016 (see note 17).

Fair values

We recognize our fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities.

Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.

Level 3: Unobservable inputs that are not corroborated by market data.

There have been no transfers between different levels in the fair value hierarchy during the year.

The carrying value and estimated fair value of our financial instruments at December 31, 2016 and 2015 are as follows:

(in thousands of $)	Fair Value Hierarchy(1)	2016 Carrying Value	2016 Fair Value	2015 Carrying Value	2015 Fair Value
Non-Derivatives:
Cash and cash equivalents	Level 1	65,710	65,710	40,686	40,686
Restricted cash	Level 1	162,415	162,415	193,273	193,273
High-Yield and 2015 Norwegian Bonds(1)	Level 1	300,452	293,484	297,007	298,845
Short-term and long-term debt—floating(2)	Level 2	1,091,398	1,091,398	1,047,781	1,047,781
Obligations under capital leases(2)	Level 2	117,751	117,751	143,112	143,112
Derivatives:
Interest rate swaps asset(3)(4)	Level 2	8,194	8,194	1,881	1,881
Interest rate swaps liability(3)(4)	Level 2	6,143	6,143	15,540	15,540
Cross currency interest rate swap liability(3)(5)	Level 2	81,454	81,454	89,015	89,015
Earn out units (6)	Level 2	15,000	15,000	—	—
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1.
This pertains to bonds with a carrying value of $300.5 million as of December 31, 2016 (2015: $297.0 million) which is included under long-term debt on the balance sheet. The fair value of the bonds as of December 31, 2016 was $293.5 million (2015: $298.8 million), which represents 97.7% (2015: 100.6%) of their face value.

2.
Our debt and capital lease obligations are recorded at amortized cost in the consolidated balance sheets. Debt is presented gross of deferred financing cost of $17.1 million as of December 31, 2016 (2015: $13.7 million).

3.	Derivative liabilities are captured within other current liabilities and derivative assets are captured within long-term assets on the balance sheet.

4.
The fair value/carrying value of interest rate swap agreements (excluding the cross currency interest rate swap described in footnote 5) that qualify and are designated as cash flow hedges as of December 31, 2016 and 2015 was $0.1 million (with a notional amount of $82.5 million) and $1.6 million (with a notional amount of $142.5 million), respectively. The expected maturity of these interest rate agreements is in February 2018.

5.
We issued NOK denominated senior unsecured bonds. In order to hedge our exposure, we entered into a non-amortizing cross currency interest rate swap agreement. The swap hedges both the full redemption amount of the NOK obligation and the related quarterly interest payments. We designated the cross currency interest rate swap as a cash flow hedge.

6.	This relates to the Earn Out units issued in connection with the IDRs reset transaction in October 2016. See note 28 for further details.

The following methods and assumptions were used to estimate the fair value of each class of financial instrument.

The carrying values of accounts receivable, accounts payable, accrued liabilities and working capital facilities approximate fair values because of the short-term maturity of these instruments.

The carrying value of cash and cash equivalents, which are highly liquid, is a reasonable estimate of fair value.

The estimated fair value for restricted cash and short-term investments is considered to be equal to the carrying value since they are placed for periods of less than six months. The estimated fair value for long-term restricted cash is considered to be equal to the carrying value since it bears variable interest rates which are reset on a quarterly basis.

The estimated fair value of our High-Yield and 2015 Norwegian Bonds is based on the quoted market price as of the balance sheet date.

The estimated fair value of our floating long-term debt is considered to be equal to the carrying value since it bears variable interest rates, which are reset on a quarterly basis.

The estimated fair values of long-term lease obligations under capital leases are considered to be equal to the carrying value since they bear interest at variable interest rates, which are reset on a quarterly basis.

The fair value of our derivative instruments is the estimated amount that we would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, and our credit worthiness and of our swap counterparty. The mark-to-market gain or loss on our interest rate and foreign currency swaps that are not designated as hedges for accounting purposes for the period is reported in the statement of operations caption “Other financial items, net” (see note 8).

The fair value of the Earn Out units was determined using a Monte-Carlo simulation method.  This simulation was performed within the Black Scholes option pricing model then solved via an iterative process by applying the Newton-Raphson method for the fair value of the earn out units, such that the price of a unit output by the Monte Carlo simulation equaled the price observed in the market.  The method took into account the historical volatility, dividend yield as well as the share price of the Golar Partner common units as of the IDR reset date and at balance sheet date (see note 28).

The credit exposure of interest rate swap agreements is represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements. It is our policy to enter into master netting agreements with the counterparties to derivative financial instrument contracts, which give us the legal right to discharge all or a portion of amounts owed to that counterparty by offsetting them against amounts that the counterparty owes to us.

We have elected not to offset the fair values of derivative assets and liabilities executed with the same counterparty that are generally subject to enforceable master netting arrangements. However, if we were to offset and record the asset and liability balance of derivatives on a net basis, the amounts presented in our consolidated balance sheets as of December 31, 2016 and 2015 would be adjusted as detailed in the following table:

	December 31, 2016			December 31, 2015
(in thousands of $)	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount
Total asset derivatives	8,194	(4,194)	4,000	1,881	(1,881)	—
Total liability derivatives	6,143	(4,194)	1,949	15,540	(1,881)	13,659

The fair value measurement of an asset or a liability must reflect the non-performance of the entity. Therefore, the impact of our credit worthiness has also been factored into the fair value measurement of the derivative instruments in a liability position. A credit valuation adjustment of $1.1 million and $1.9 million was debited to other comprehensive income for the years ended December 31, 2016 and 2015, respectively, in relation to our cross-currency swap. As of December 31, 2016, the credit valuation adjustment in accumulated other comprehensive income was a credit of $0.2 million (2015: $1.3 million credit).

The cash flows from economic hedges are classified in the same category as the cash flows from the items subject to the economic hedging relationship.

Concentrations of credit risk

The maximum exposure to credit risk is the carrying value of cash and cash equivalents, restricted cash and short-term investments, trade accounts receivable, other receivables and amounts due from related parties. In respect of cash and cash equivalents, restricted cash and short-term investments, credit risk lies with Nordea Bank Finland Plc, Citibank, DNB Bank ASA, Santander UK plc, Sumitomo Mitsui Banking Corporation, Standard Chartered PLC, Skandinaviska Enskilda Banken AB (publ) and CMBL. However, we believe this risk is remote, as they are established and reputable establishments with no prior history of default.

During the year ended December 31, 2016, nine customers accounted for all of our revenues. These revenues and associated accounts receivable are derived from one time charter with Royal Dutch Shell plc, one time charter with Pertamina, one time charter with DUSUP, two time charters with Petrobras, one time charter with PTNR, one time charter with Eni S.p.A., one time charter with KNPC, one time charter with Jordan, and one time charter with Golar. We consider the credit risk of Royal Dutch Shell plc, DUSUP, Petrobas, PTNR, Eni S.p.A, KNPC and Jordan to be low. Pertamina is a state enterprise of the Republic of Indonesia. Credit risk is mitigated by the long-term contract with Pertamina being payable monthly in advance.

During the years ended December 31, 2016, 2015 and 2014, Petrobras accounted for at least 23% of gross revenue. Details of revenues derived from each customer for the years ended December 31, 2016, 2015 and 2014 are found in note 7.